Exhibit 31.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, George Oliva, certify that:

1. I have reviewed this Amendment No.1 to the Quarterly Report on Form 10-Q of Summit Wireless Technologies, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 18, 2020	/s/ George Oliva
	Name:	George Oliva
	Title:	Chief Financial Officer
(Principal Financial Officer)